CTB SECURITIES TRUST FUND

Statement of Assets and Liabilities

December 31, 2000



Assets

Cash                                                           $42,073,835
Investments at fair value (cost $858,158,963)                   857,739,282
Other assets:
 Interest receivable                                            6,361,063
 Other                                                             24,208

     Total assets                                               906,198,388

Liabilities

Accounts payable                                                  695,277
Payable to Chinatrust Bank (U.S.A.)                               750,590

     Total liabilities                                          1,445,867

Net Assets

Equivalent to $99.97 per share, based on 9,050,546 shares of beneficial interest
 authorized and outstanding                                    $904,752,521

Net assets consist of:
 Paid in capital                                               $904,855,283
 Undistributed net investment income                              316,919
 Unrealized loss on investments                                  (419,681)

     Net assets                                                $904,752,521


See accompanying notes to financial statements.